Exhibit (n)(3)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to us in this Pre-Effective Amendment to Registration Statement No. 333-292971 on Form N-2 under the heading “Financial Highlights” within the Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
June 29, 2026